Exhibit 10.3

                                                  This instrument prepared by:

                                                  Charles A. Sweet
                                                  WILLIAMS & CONNOLLY
                                                  725 - 12th St., N.W.
                                                  Washington, D.C.  20005

                                 AMENDMENT NO. 2
                                       TO
                   SECOND AMENDED AND RESTATED TRUST AGREEMENT

         AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED TRUST AGREEMENT, dated as of September 23, 1998 (the "Amendment"), among AUTO LEASE FINANCE L.P., a Delaware limited partnership (as grantor and sole beneficiary, together with any successor or permitted assign, the "Grantor" and the "Beneficiary," respectively), VT INC., an Alabama corporation, as trustee (in such capacity, together with any successor or permitted assign, the "Trustee") and, for the limited purposes set forth therein, U.S. BANK NATIONAL ASSOCIATION, a national banking association (formerly known as First Bank National Association and successor to Bank of America Illinois, an Illinois banking corporation which formerly was known as Continental Bank, and which was a successor to Continental Bank National Association, a national banking association) (together with any successor, "U.S. Bank").

                                    RECITALS

         A. The undersigned are parties to the Second Amended and Restated Trust Agreement dated as of July 1, 1994, as amended by Amendment No. 1 thereto dated as of November 1, 1994 (as so amended, the "Original Agreement").

         B. The undersigned desire to amend the Original Agreement to make certain changes related to the merger of Auto Lease Finance, Inc., a Delaware corporation and the former general partner of the Grantor/Beneficiary, with and into Auto Lease Finance LLC, a Delaware limited liability company.

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

         Section 1.        Definitions.

         For all purposes of this Amendment, except as otherwise expressly provided for or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Original Agreement, (b) all terms used in this Amendment include (i) all genders and (ii) the plural as well as the singular,
(c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment as a whole and not to any particular article or sections within this Amendment, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".
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         Section 2.        Amendment of Section 6.09.

         Section 6.09 is hereby amended and restated in its entirety as follows:

         Each of the Trustee and U.S. Bank, as Trust Agent, covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against (i) the Initial Grantor, the Assignee Grantor, World Omni Lease Securitization L.P. or any other Special Purpose Affiliate, (ii) Auto Lease Finance LLC, World Omni Lease Securitization LLC or any other general partner of a Special Purpose Affiliate that is a partnership, (iii) any manager (other than World Omni Financial Corp.) of a limited liability company that is a general partner of a Special Purpose Affiliate that is a partnership or that itself is a Special Purpose Affiliate, or (iv) with respect to U.S. Bank, the Trustee or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.


         Section 3.        New Section 9.06.

         The following new Section 9.06 is added immediately after existing
Section 9.05:

                  Section 9.06.     Successors and Assigns.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Further, all references herein to Persons or entities other than parties hereto shall be deemed to refer to the successors and permitted assigns of such persons, to the extent that such construction is reasonably possible; to the extent that such construction is not reasonably possible, the parties hereto shall amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.


         Section 4.        Effect of Amendment.

         Other than as specifically amended by this Amendment, the Original Agreement remains in full force and effect and is hereby reaffirmed in all respects. Further, all references therein to the "Agreement" shall be deemed to refer to the Original Agreement, as amended by this Amendment.

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



         Section 5.        Governing Law.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ALABAMA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS.

         Section 6.        Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provision or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Amendment invalid or unenforceable in any respect.



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



         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first set forth above.


                             AUTO LEASE FINANCE L.P., as Grantor and
                              Beneficiary

                             By: Auto Lease Finance LLC, its general partner

                             By: World Omni Financial Corp., as managing member



                             By: /s/ Patrick C. Ossenbeck
                                 --------------------------
                             Name: Patrick C. Ossenbeck
                             Title: Assistant Treasury



                             VT INC., as Trustee



                             By: /s/ David S. Vick
                                 --------------------------
                             Name:  David S. Vick
                             Title: President


                             U.S. BANK NATIONAL ASSOCIATION, as Trust
                              Agent



                             By: /s/ David S. Vick
                                 --------------------------
                             Name:  David S. Vick
                             Title: Vice President


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STATE OF_____________________     )
                                  )
COUNTY OF____________________     )


         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that __________, whose name as __________ of World Omni Financial Corp., a Florida corporation, in its capacity as the managing member of Auto Lease Finance LLC, a Delaware limited liability company, in its capacity as general partner of Auto Lease Finance, L.P., a Delaware limited partnership, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that, being informed of the contents thereof, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the ____ day of __________, 1998.



                                            ----------------------------------
(SEAL)                                      NOTARY PUBLIC

                                            My Commission Expires:  __________

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STATE OF____________________      )
                                  )
COUNTY OF___________________      )


         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that _________________________, whose name as _________________________ of VT Inc., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that, being informed of the contents thereof, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the ____ day of __________, 1998.



                                            ----------------------------------
(SEAL)                                      NOTARY PUBLIC

                                            My Commission Expires:  __________

STATE OF_____________________     )
                                  )
COUNTY OF____________________     )


         I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that _________________________, whose name as _________________________ of U.S. Bank, National Association, a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day, that, being informed of the contents thereof, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal, this the ____ day of __________, 1998.



                                            ----------------------------------
(SEAL)                                      NOTARY PUBLIC

                                            My Commission Expires:  __________
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